UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 14, 2020
Date of Report (Date of earliest event reported)

 NATURAL HEALTH TRENDS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36849	59-2705336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong

(Address of principal executive offices, including zip code)

+852-3107-0800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NHTC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On May 14, 2020, the Company held its 2020 annual meeting of stockholders in Monterey Park, California. At the annual meeting, there were 11,422,539 shares entitled to vote, and 9,254,076 shares (81.0%) were represented at the meeting in person or by proxy.

At the annual meeting, George K. Broady, Yiu T. Chan, Kin Y. Chung, Randall A. Mason and Chris T. Sharng were elected directors by a plurality of the votes.

Also at the annual meeting, the Company’s stockholders voted to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and voted to approve and adopt the amendment to the Company’s certificate of incorporation to provide that directors are removable with or without cause.

The following summarizes the vote results for these matters submitted to the Company’s stockholders for action at the annual meeting:

1.	The election of the following persons to serve as directors of the Company until the next annual meeting of stockholders:

Nominees	For	Withheld	Broker Non-Votes
George K. Broady	5,010,340	918,832	3,324,904
Yiu T. Chan	4,062,139	1,867,033	3,324,904
Kin Y. Chung	4,469,762	1,459,410	3,324,904
Randall A. Mason	4,061,821	1,867,351	3,324,904
Chris T. Sharng	5,910,895	18,277	3,324,904

2.	The proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2020:

Votes For	Votes Against	Abstentions
8,182,376	988,342	83,358

3.	The proposal to approve and adopt the amendment to the Company’s certificate of incorporation to provide that directors are removable with or without cause:

Votes For	Votes Against	Abstentions
8,342,406	599,780	311,890

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020

NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer